UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 22, 2004


                           Commission File No. 0-11178
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                           UTAH MEDICAL PRODUCTS, INC.
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             (Exact name of Registrant as specified in its charter)


                   UTAH                              87-0342734
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      (State or other jurisdiction of             (I.R.S. Employer
       incorporation or organization)             Identification No.)


                               7043 South 300 West
                               Midvale, Utah 84047
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                     Address of principal executive offices


Registrant's telephone number:      (801) 566-1200
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                             ITEM 8.01 OTHER EVENTS
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Utah Medical Products, Inc. announces that today, October 22, 2004, it was offered and subsequently purchased an unusually large block of its stock as part of its ongoing share repurchase program. The purchase was for 200,000 shares at a price of $17.50 per share.


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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchanges Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UTAH MEDICAL PRODUCTS, INC.
                                            REGISTRANT


Date:        10/22/04                       By: /s/ Kevin L. Cornwell
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                                                    Kevin L. Cornwell
                                                    CEO